EXHIBIT 25



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                                  HERRING BANK
               (Exact name of Trustee as specified in its charter)

                                   75-0330569
                     (I.R.S. Employer Identification Number)

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                1608 S. Polk St.
                 Amarillo, Texas                            79102
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    (Address of Principal Executive Offices)              (Zip Code)
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                                   Catana Gray
                                  Herring Bank
                                1608 S. Polk St.
                              Amarillo, Texas 79102
                                 (806) 378-6655
            (Name, address and telephone number of agent for service)

                        AMERICAN CHURCH MORTGAGE COMPANY
                     (Issuer with respect to the Securities)

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               Minnesota                               41-1793975
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    (State or other jurisdiction of
    incorporation or  organization)       (I.R.S. Employer Identification No.)
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          10237 Yellow Circle Drive
            Minnetonka, Minnesota                            55343
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    (Address of Principal Executive Offices)              (Zip Code)
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              $20,000,000 - Series C Secured Investor Certificates
                       (Title of the Indenture Securities)

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

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.
                  Federal Deposit Insurance Corporation Washington, D.C.
                  Texas State Banking Department, Austin, TX

            b)    Whether it is authorized to exercise  corporate  trust powers.
                  Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

Items 3-15.       Items  3-15  are not  applicable  because  to the  best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.    A copy of the Articles of Association of the Trustee.

2. A copy of the certificate of authority of the Trustee to commence business.

3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers. (See Exhibit 2)

4.    A copy of the existing bylaws of the Trustee.

5.    A copy of each Indenture referred to in Item 4. Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7. Report of Condition of the Trustee as of June 30, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, HERRING BANK, a state banking institution organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Amarillo, State of Texas on the 1st day of April, 2009.

                                               HERRING BANK

                                               By: /s/ Catana Gray
                                               ---------------------
                                               Catana Gray
                                               Vice President

                          [Signature Page to Form T-1]

                                    Exhibit 1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  HERRING BANK

                                    ARTICLE I
                                      Name

      The name of the Bank shall be Herring Bank.

                                    * * * * *

                                   ARTICLE II
                                   Home Office

      The street address of the Bank's home office shall be:

      2201 Civic Circle, Amarillo, Potter County, Texas 79109.

                                    * * * * *

                                   ARTICLE III
                                     Powers

      The powers of the Bank are all powers granted by law to a state bank.

                                    * * * * *

                                   ARTICLE IV
                       Capital Stock and Preemptive Rights

      The aggregate number of shares which the Bank is authorized to issue is Forty Thousand (40,000) shares of common stock, par value $20.00 per share.

      No shareholder of this Bank shall, by reason of his holding shares of any class of stock of this Bank, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this Bank, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder, other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this Bank or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class

                                    * * * * *

                                    ARTICLE V
                                Cumulative Voting

      The right to cumulate votes in the election of directors and/or cumulative voting by any shareholder is hereby expressly denied.

                                    * * * * *

                                   ARTICLE VI
                                    Duration

      The Bank shall exist and be in force perpetually.

                                    * * * * *

                                   ARTICLE VII
                               Board of Directors

      (a) The Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) persons, the exact number to be fixed and determined from time to time by a resolution of a majority of the shareholders at any annual or special meeting thereof or by a majority of the full Board of Directors, when authorized by resolution adopted at any regular meeting of shareholders or at any special meeting of shareholders called for that purpose, provided that the total number of directors shall not exceed the number prescribed herein or by law. A majority of such persons shall be bona fide resident citizens of the State of Texas.

      (b) Any vacancy in the Board of Directors may be filled by action of the majority of the remaining directors between meetings of shareholders, and any director so appointed shall hold his office until the next election.

      (c) The names and addresses of the seven (7) directors and one (1) advisory director constituting the current Board of Directors are as follows:

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               NAMES                                   ADDRESSES
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C. C. Burgess                            P.O. Box 9900
                                         Amarillo, Texas 79105
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Campbell Burgess                         2201 Civic Circle, Suite 210
                                         Amarillo, Texas 79109
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Mrs. Jane Slemp Burgess                  P.O. Box 9900
                                         Amarillo, Texas 79105
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Dr. Susan Couch                          3917 Texas St.
                                         Vernon, Texas 76384
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Curtis D. Johnson                        2230 Hilltop
                                         Vernon, Texas 76384
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Jim Pennington                           2020 Stephens
                                         Vernon, Texas 76384
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Terry Spears                             2530 Tolar
                                         Vernon, Texas 76384
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Dr. Charles E. Deyhle, Sr.,              Box 946
Advisory Director                        Clarendon, Texas 79226
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                                    * * * * *

                                  ARTICLE VIII
                             Limitation of Liability

      To the fullest extent not prohibited by law, no director of the Bank shall be personally liable to the Bank or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this Article does not eliminate or limit the liability of a director for:

      (1) a breach of a director's duty of loyalty to the Bank or its shareholders,

      (2) an act or omission not in good faith that constitutes a breach of duty of a director to the Bank or an act or omission that involves gross negligence or willful or intentional misconduct or a knowing violation of the law,

      (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, or

      (4) an act or omission for which the liability of a director is expressly provided by an applicable statute, or

      (5) an act related to an unlawful stock repurchase or payment of a dividend.

      If applicable law or regulations are amended after approval by the Bank's shareholders of this ARTICLE VIII to authorize corporate action further eliminating or limiting the personal liability of directors or eliminating or limiting the personal liability of officers, the liability of a director or officer of the Bank shall be eliminated or limited to the fullest extent permitted by law. No repeal or modification of this ARTICLE VIII by the shareholders shall adversely affect any right or protection of a director or officer of the Bank existing by virtue of this ARTICLE VIII at the time of such repeal or modification.

                                    * * * * *

                                   ARTICLE IX
                                 Indemnification

      (a) Notwithstanding anything contained in this ARTICLE IX to the contrary, the Bank shall indemnify a director or officer against reasonable expenses incurred by him in connection with a Proceeding in which he is named a defendant or respondent because he is or was a director or officer if he has been wholly successful, on the merits or otherwise, in the defense of the Proceeding. The indemnification of directors and officers by the Bank herein provided shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the Bank to provide broader indemnification rights than permitted prior to the amendment).

      (b) For purposes of this ARTICLE IX, the term "Proceeding" shall mean any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, or any inquiry or investigation that could lead to such an action, suit, or proceeding.

      (c) The expenses of a director or officer incurred as a party to any Proceeding shall be paid by the Bank as they are incurred and in advance of the final disposition of the Proceeding; provided, however, that the advance payment of expenses shall be made only upon receipt by the Bank of both a written affirmation from the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification under applicable laws and regulations and an unlimited, general undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order, or decree of a court of competent jurisdiction that the director or officer has not met those standards or if it is ultimately determined that indemnification of the director or officer in connection with such Proceeding is prohibited by this ARTICLE IX or under applicable law or regulation.

      (d) Any director or officer may enforce his rights to indemnification or advance payments for expenses in a suit brought against the Bank if his request for indemnification or advance payments for expenses is wholly or partially refused by the Bank or if there is no determination with respect to such request within 60 days from receipt by the Bank of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he shall also be indemnified by the Bank for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section (b) of this ARTICLE IX when the required affirmation and undertaking have been received by the Bank) that the claimant has not met the standard of conduct under applicable laws and regulations. Neither the failure of the Bank nor independent legal counsel to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the Bank or by independent legal counsel that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section (d) or by the Bank to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section (d) or otherwise, shall be on the Bank.

      (e) The right to indemnification and the payment or advancement of expenses as they are incurred and in advance of the final disposition of a Proceeding shall not be exclusive of any other right to which a person may be entitled under these Articles of Association, the bylaws, a resolution of shareholders or directors, an agreement, or otherwise; provided, however, that all rights to indemnification and to the payment or advancement of expenses are valid only to the extent that they are consistent with applicable laws and regulations, as they may be limited by these Articles of Association. The right to indemnification under Section (a) hereof shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his heirs, next of kin, executors, administrators and legal representatives.

      (f) The Bank may purchase and maintain insurance or other arrangement at its expense to protect itself, or any person who is or was a director, officer, employee, or agent of the Bank or any person who is or was serving at the request of the Bank as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the Bank would have the power to indemnify him against that liability under this ARTICLE IX. Without limiting the power of the Bank to procure or maintain any kind of insurance or other arrangement, the Bank may, for the benefit of persons indemnified by the Bank, (i) create a trust fund, (ii) establish any form of self-insurance, or
(iii) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained or established within the Bank or with any insurer or other person deemed appropriate by the Board of Directors of the Bank regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the Bank.

      (g) The Bank shall not be obligated to reimburse the amount of any settlement unless it has agreed in writing to such settlement. If any person shall unreasonably fail to enter into a settlement of any Proceeding within the scope of Section (a) hereof, offered or assented to by the opposing party or parties and which is acceptable to the Bank, then notwithstanding any other provision of this ARTICLE IX, the indemnification obligation of the Bank in connection with such Proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

      (h) The Bank may, but need not, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Bank or to any director, officer, employee or agent of any of the Bank's subsidiaries to the fullest extent of the provisions of the Texas Business Corporation Act, the Texas Finance Code and of this ARTICLE IX subject to the imposition of such conditions or limitations as the Board of Directors may deem necessary or appropriate.

      (i) The provisions of this ARTICLE IX are valid only to the extent that they are consistent with, and are limited by, applicable laws and regulations, including, but not limited to 12 U.S.C. 1828(k) and regulations promulgated thereunder from time to time by applicable federal banking agencies. The invalidity of any provision of this ARTICLE IX will not affect the validity of the remaining provisions of ARTICLE IX.

                                    * * * * *

                                    ARTICLE X
                   Consent in Lieu of Meeting of Shareholders

      Any action required by the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act or the Texas Finance Code to be taken at any annual or special meeting of shareholders of the Bank, and/or any action which may be taken at any annual or special meeting of shareholders of the Bank, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares representing not less than the minimum number of votes that would have been necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Such action shall be taken in accordance with the provisions of
Article 9.10A of the Texas Business Corporation Act, as amended.

                                    * * * * *

                                   ARTICLE XI
                                   Conversion

      The Bank is being organized pursuant to a plan of conversion of The Herring National Bank, 1900 Pease, Vernon, Texas, which was established on January 1, 1899 as a national banking association under the laws of the United States of America.

                            [signature page follows]

      IN WITNESS WHEREOF, the initial Directors of the Bank have executed these Articles of Association this 20th day of April, 2005.

/s/ C. C. Burgess                          /s/ Campbell Burgess
-------------------------------------      -------------------------------------
C. C. Burgess                              Campbell Burgess

/s/ Jane Slemp Burgess                     /s/ Susan Couch
-------------------------------------      -------------------------------------
Mrs. Jane Slemp Burgess                    Dr. Susan Couch

/s/ Curtis D. Johnson                      /s/ Jim Pennington
-------------------------------------      -------------------------------------
Curtis D. Johnson                          Jim Pennington

/s/ Terry Spears                           /s/ Charles E. Deyhle, Sr.
-------------------------------------      -------------------------------------
Terry Spears                               Dr. Charles E. Deyhle, Sr.,
                                           Advisory Director

                                    Exhibit 2
                            Certificate of Authority

                                 STATE OF TEXAS

                                     [FLAGS]

                              DEPARTMENT OF BANKING

                            CERTIFICATE OF AUTHORITY

                                     3157-02
                                 --------------
                                 Charter number

                             This is to certify that

                                  Herring Bank
                                  ------------

                              Effective May 2, 2005
           is duly authorized under the laws of the State of Texas to conduct the business of banking at

                                2201 Civic Circle
                                -----------------

                         Amarillo, Potter County, Texas
                         ------------------------------

                  In witness whereof I have xxxx at the City of
                    Austin, Travis xxxx in the State of Texas

                           [THE STATE OF TEXAS STAMP]

                              /s/ Randali S. James
                 -----------------------------------------------
                 Randali S. James, Banking Commissioner of Texas

                                   Centennial
                                    1905-2005

                                    Exhibit 4

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                                     BYLAWS
                                       OF
                                  HERRING BANK
                                 AMARILLO, TEXAS

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                                    ARTICLE I
                                OTHER PROVISIONS

      1.01 Principal Office. The principal office of the bank shall be located in Amarillo, Potter County, Texas.

      1.02 Other Offices. The bank may, subject to compliance with all applicable banking laws and regulations, have offices at such other places as the board of directors may from time to time determine or as the affairs of the bank may require.

                                   ARTICLE II
                                  SHAREHOLDERS

      2.01 Place of Meeting. All meetings of the sole shareholder for any purpose shall be held at the banking house of the bank or at such place, either within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

      2.02 Annual Meetings. Unless a different date is selected by the board of directors, the annual meeting of the sole shareholder shall be held on the fourth Tuesday of February and at the time selected by the board of directors and specified in the notice of the meeting. At each such annual meeting, the sole shareholder shall elect a board of directors and transact such other business as may be properly brought before the meeting.

      2.03 Special Meetings. Special meetings of the sole shareholder may be called for any purpose at any time by the president, the board of directors, or the holders of not less than a majority of all the shares entitled to vote at the meeting.

      2.04 Notice of Meetings. Written notice stating the place, day and time of the meeting and, in the case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty
(60) days before the date thereof, either personally or by mail, by or at the direction of the president, the secretary or officer of person calling the meeting, to the sole shareholder of record entitled to vote at such meeting. Only business within the purpose or purposes described in the notice required herein may be conducted at a special meeting of the sole shareholder. If mailed, notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the sole shareholder at the shareholder's address as it appears on the stock transfer books of the bank.

      2.05 Quorum. The presence in person or by proxy of the sole shareholder shall be requisite and shall constitute a quorum for the transaction of business at all meetings of the sole shareholder, except as otherwise provided by statute, the articles of association, or these bylaws.

      2.06 Shareholder Action. When a quorum is present at any meeting, the vote of the sole shareholder shall decide any question brought before such meeting.

      2.07 Voting and Proxies. Cumulative voting in the election of directors shall not be permitted. Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of the sole shareholder. The sole shareholder may vote either in person or by proxy executed in writing by the sole shareholder or by his duly authorized attorney-in-fact, but no proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise expressly provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest (which includes the appointment as proxy of a pledgee; a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; a creditor of the bank who extended it credit under terms requiring the appointment; an employee of the bank whose employment contract requires the appointment; and a party to a voting agreement validly created under the laws of the State of Texas). Each proxy shall be filed with the secretary of the bank prior to or at the time of the meeting.

      2.08 Action by Written Consent. Any action required or permitted by statute to be taken at a meeting of the sole shareholder may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the sole shareholder and such consent shall have the same force and effect as a unanimous vote. Any such signed consent, or a copy thereof, shall be placed in the minute book of the bank.

                                   ARTICLE III
                                    DIRECTORS

      3.01 Powers of Directors. The business and affairs of the bank shall be managed by its board of directors, which may exercise all powers of the bank and do all lawful acts and things as are not by statute, the articles of association, or these bylaws, directed or required to be exercised or done by the sole shareholder.

      3.02 Number and Qualifications. The number of directors which shall constitute the board of directors is seven (7), the majority of whom shall be residents of the State of Texas. Directors need not be shareholders of the bank. The number of directors may be increased (to not more than 25) or decreased (but not below 5) from time to time by resolution adopted at any regular meeting of the sole shareholder or at any special meeting called for the purpose of electing directors, (or by the board of directors if authorized to do so by resolution of the sole shareholder at a regular or special meeting), which resolution shall be spread on the minutes of the meeting. Prior to taking office, each director shall take oath that he/she accepts the position as director; that he will not violate, nor knowingly permit any officer, director, or employee of the bank to violate the laws of the State of Texas in the conduct of the business of the bank; and that he/she will diligently perform his duties as director. Such affidavit shall be sworn and subscribed to before a notary public and spread upon the minutes of the directors' meeting. Without the prior written consent of the Texas Banking Commissioner, no person shall be nominated to serve as a director or shall serve as a director if (i) the bank holds a judgment against such person; (ii) the bank holds a charged-off note on which such person is liable; or (iii) such person has been convicted of a felony. Each director elected shall serve until his successor shall have been elected and qualified.

      3.03 Filling of Vacancies. A vacancy occurring in the board of directors by reason of death, resignation, or removal may be filled by election at an annual or special meeting of the sole shareholder called for that purpose or by an affirmative vote of a majority of the remaining directors, although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of the sole shareholder called for that purpose; provided that, if authorized by a resolution of the sole shareholder, the board of directors, without action by the sole shareholder, may fill up to two such directorships during any one year.

      3.04 Resignation of Directors. Any director may resign from his office at any time by delivering his written resignation to the secretary of the bank, and such resignation shall be effective immediately upon delivery to the secretary.

      3.05 Removal of Directors. Any director may be removed with or without cause at any special meeting of the sole shareholder, by the affirmative vote of a majority of the number of shares represented in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

      3.06 Place of Meetings. Regular or special meetings of the board of directors may be held either within or outside of the State of Texas.

      3.07 First Meetings. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the sole shareholder at the annual meeting and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum of duly qualified directors shall be present. If the sole shareholder fails to fix the time and place of such first meeting, it shall be held without notice immediately following, and at the same place as the annual meeting of the sole shareholder; provided, however, that if at least a majority (but not less than 5) of the newly elected directors are not present and qualified, such initial meeting shall be adjourned by those directors who are present and have qualified until the necessary majority of directors have been qualified and can be convened at a meeting to be called by the president. Until such initial meeting of the newly elected directors is held, the prior board of directors shall continue in office.

      3.08 Regular Meetings. Regular meetings of the board of directors may be held without notice the fourth Tuesday of each month or at such time and place as shall from time to time be determined by resolutions of the board of directors.

      3.09 Special Meetings. Special meetings of the board of directors may be called by the chairman of the board of directors or the president and shall be called by the secretary on the written request of three (3) directors. Notice of any special meeting of the board of directors shall be given to each director at least two (2) days before the date of the meeting.

      3.10 Quorum of Directors. At all meetings of the board of directors, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      3.11 Other Committees. The board of directors, by resolution passed by a majority of the entire board of directors, may from time to time designate members of the board of directors to constitute committees of the board of directors, including an executive loan committee, an executive committee and an audit committee, which shall in each case consist of such number of directors, not less than two (2), and shall have and may exercise such powers as the board of directors may determine and specify in the respective resolutions appointing them. A majority of all the members of any such committee may determine its action and fix the time and place of any meeting, unless the board of directors shall otherwise direct. The board of directors shall have power at any time to change the number and the members (with or without cause) of any such committee, to fill vacancies and to discharge any such committee.

      3.12 Action by Unanimous Written Consent. Any action required or permitted to be taken at a meeting of the board of directors or any committee may be taken without a meeting if a consent in writing, setting forth the actions so taken, is signed by all of the members of the board of directors or such committee, as the case may be.

      3.13 Compensation of Directors. By resolution of the board of directors, the directors may be paid their expenses, if any, of attending each meeting of the board of directors and may be paid a fixed sum for attending each meeting of the board of directors or a stated salary for serving as a director. No such payment shall preclude any director from serving the bank in any other capacity and receiving compensation therefor. Members of the executive committee or of special or standing committees may, by resolution of the board of directors, be allowed like compensation for attending committee meetings.

      3.14 Minutes of Meetings. The board of directors shall keep regular minutes of its proceedings and such minutes shall be placed in the minute book of the bank. Committees of the board of directors shall maintain a separate record of the minutes of their proceedings, which shall also be placed in the corporate minute book.

                                   ARTICLE IV
                         NOTICES AND TELEPHONE MEETINGS

      4.01 Method of Giving Notice. To the extent permitted by applicable law, notice to be given by the bank to any director, officer or other person (other than the sole shareholder) entitled to it shall be sufficiently given if delivered personally, or sent by first class mail, courier, telecopy, facsimile, or is otherwise communicated by electronic means capable of producing a copy that is accessible to the addressee at the latest address of the addressee as recorded in the records of the bank. Notice by first class mail shall be deemed to be given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice given in any other manner shall be effective upon receipt by the addressee.

      4.02 Waiver of Notice. Any notice required to be given under these bylaws or by law may be subject to a waiver thereof in writing signed by the person or persons entitled to receive such notice, whether before or after the time stated therein, and such waiver shall be deemed equivalent to the giving of such notice in a timely manner. Any such signed waiver of notice, or a signed copy thereof, shall be placed in the minute book of the bank. Attendance of such persons at any meeting shall constitute a waiver of notice of such meetings, except where the persons attend for the express purpose of objecting that the meeting is not lawfully convened.

      4.03 Telephone Meetings. Subject to the requirements of the Texas Business Corporation Act, as amended, or these bylaws for notice of meetings, the sole shareholder, members of the board or directors, or members of any committee designated by such board of directors may participate in and hold a meeting of the sole shareholder, board of directors, or committee by means of a conference telephone, electronic or other communications facility (including by video conference) by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 4.03 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    ARTICLE V
                                    OFFICERS

      5.01 Qualifications. The officers of the bank need not be shareholders of the bank or residents of the State of Texas. The board of directors shall, on an annual basis, elect a chairman of the board, president (who shall also be a member of the board of directors), vice president (one or more), secretary, and cashier; and designate the chairman of the board or the president to serve as the chief executive officer of the bank. Such other officers and assistant officers as the board of directors may deem desirable shall be appointed and removed in such other manner as may be prescribed by the board. Any two (2) or more offices may be held by the same person.

      5.02 Compensation of Officers. The salaries of all officers of the bank shall be fixed by the board of directors. The board of directors shall have the power to enter into contracts for the employment and compensation of officers on such terms as the board of directors deems advisable. No officer shall be disqualified from receiving a salary or other compensation by reason of the fact that he is also a director of the bank.

      5.03 Term and Vacancies. The officers of the bank shall hold office until their successors are elected or appointed and qualified, or until their death, resignation, or removal from office. Any vacancy occurring in any office of the bank by death, resignation, removal, or otherwise, may be filled by the board of directors.

      5.04 Removal of Officers. Any officer elected or appointed by the board of directors may be removed at any time by the board of directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or employee shall not of itself create contract rights. Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

      5.05 Resignation of Officers. Any officer may resign at any time by giving written notice to the board of directors, or to the president, or the secretary of the bank. Any such resignation shall take effect at the date of the receipt of such notice or at any later specified time; and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

      5.06 General Authority of Officers. The board of directors, except as otherwise provided in these bylaws, may authorize any officer to enter into any contract or execute and deliver any instrument in the name of and on behalf of the bank, and such authority may be general or confined to specific instances. Unless so authorized, no officer, agent or employee shall have any power or authority to bind the bank by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

      5.07 Duties of the Chairman of the Board. The chairman of the board shall be elected by the board of directors and shall be deemed an executive officer of the bank. The chairman of the board shall call and preside at meetings of the board of directors and its committees and meetings of the sole shareholder. The chairman of the board shall have general oversight authority over the bank and shall possess and exercise such other authority and powers and shall perform such other duties as may be determined by these bylaws or the board of directors. Except as otherwise provided by resolution of the board of directors, the chairman of the board shall be the ex-officio chairman of all committees of the board. The chairman of the board may not be appointed for a period exceeding the period for which he has been elected as a director.

      5.08 Duties of the Vice Chairman of the Board. The vice chairman of the board shall be elected by the board of directors and shall be deemed an executive officer of the bank. The vice chairman of the board has concurrent authority to call meetings of the board of directors and its committees and meetings of the sole shareholder, and presides at such meetings in the absence of or as delegated by the chairman. The vice chairman of the board shall have general oversight authority over the bank and shall possess and exercise such other authority and powers and shall perform such other duties as may be determined by these bylaws or the board of directors. Except as otherwise provided by resolution of the board of directors, the vice chairman of the board shall be the ex-officio vice chairman of all committees of the board. The vice chairman of the board may not be appointed for a period exceeding the period for which he has been elected as a director.

      5.09 Duties of Chief Executive Officer. The chief executive officer shall have, under the control of the board of directors and the chairman, general supervision and direction of the business and affairs of the bank. The chief executive officer shall possess and exercise such authority and powers and perform such other duties as may be determined by these bylaws, the board of directors or the chairman of the board. The board of directors shall designate either the chairman or the president of the bank to also be the chief executive officer of the bank. Unless the chairman shall also serve as the chief executive officer, the chief executive officer shall report to the chairman of the bank.

      5.10 Duties of President. The president shall have the day to day active management and control of the business and affairs of the bank, and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall be the principal executive officer primarily responsible for the execution of board policies and operation of the bank as required by Section 33.106 of the Texas Finance Code and shall be an ex-officio member of all committees. In the absence or disability of the chairman of the board, the president shall call and preside at all meetings of the sole shareholder and at all meetings of the board of directors and its committees. The president shall appoint, discharge and fix the compensation of agents and employees other than those appointed by the board of directors. The president shall perform such other duties as may be prescribed from time to time by the board of directors. In the absence of the chief executive officer of the bank, the president shall have the authority and power to take any and all action that may be taken by the chief executive officer under these bylaws or applicable laws or regulations.

      5.11 Duties of Vice Presidents. The vice presidents, in the order of their seniority unless otherwise determined by the board of directors, shall, in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. They shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe, or as the president may from time to time delegate.

      5.12 Duties of Secretary. The secretary shall attend all meetings of the board of directors and of the sole shareholder and record all business transacted at such meetings in a minute book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the sole shareholder and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or the president. The secretary shall take and keep custody of the seal of the bank and, when authorized by the board of directors, shall affix the same to any instrument requiring it.

      5.13 Duties of Assistant Secretaries. The assistant secretaries, in the order of their seniority unless otherwise determined by the board of directors shall, in the absence or disability of the secretary, perform the duties and have the authority and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or as the president or secretary may from time to time delegate.

      5.14 Duties of Cashier. The cashier shall have custody of the bank's funds and securities, shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the bank, and shall deposit all funds and other valuable effects in the name and to the credit of the bank in such depositories as may be designated by the board of directors. The cashier shall disburse funds of the bank as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors at the regular meetings thereof or whenever the board of directors may require, an account of all of the cashier's transactions as cashier and of the financial condition of the bank. The cashier shall perform such other duties as usually performed by cashiers of banks and shall have such other duties and authority as the board of directors may from time to time prescribe or as the president may from time to time delegate. The cashier shall be the officer responsible for the maintenance and storage of all corporate books and records of the bank and for required attestation of signatures as required by Section 33.106 of the Texas Finance Code.

      5.15 Duties of Assistant Cashiers. The assistant cashiers, in the order of their seniority unless otherwise determined by the board of directors shall, in the absence or disability of the cashier, perform the duties and have the authority and exercise the powers of the cashier. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or as the president or cashier may from time to time delegate.

      5.16 Execution of Instruments. All documents, instruments or writings of any nature shall be signed, executed, verified, acknowledged or delivered by such officer and officers or such agent or agents of the bank and in such manner as the board of directors may from time to time determine.

      5.17 Bonds of Officers and Employees. All officers and employees of the bank, who are active in the discharge of their duties, or who draw salaries, and whose duties permit or require the handling of any of the funds of the bank, shall, before entering upon the discharge of their duties, give good and sufficient bonds in such sum or sums as may be determined by the board of directors, or as may be required by the Texas Banking Commissioner. Such bonds shall be made by some surety company authorized to do business in the State of Texas and shall be kept in the custody of some person other than the officer or employee bonded.

                                   ARTICLE VI
                        CERTIFICATES AND SHARE OWNERSHIP

      6.01 Form of Certificates. Certificates shall be delivered representing all shares of stock in the bank to which the sole shareholder is entitled. Certificates for shares of stock of the bank shall be in such form as shall be required by law and as shall be approved by the board of directors. Every certificate for shares issued by the bank must be signed (such signatures may be facsimiles) by the chairman, the president or a vice president and the secretary or an assistant secretary. Such certificates shall bear a legend or legends in the form and containing the restrictions required to be stated thereon by the Texas Business Corporation Act, other provisions of law, the articles of association or these bylaws. Certificates shall be consecutively numbered and shall be recorded in the books of the bank as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of such shares, and such other matters as may be required by law, the articles of association or these bylaws.

      6.02 Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the bank alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing, the board of directors may in its discretion and as a condition precedent to the issuance of a new certificate (a) require the owner of the lost or destroyed certificate or such owner's legal representative, to advertise the same in such manner as it shall require and/or (b) to give the bank a bond (with a surety or sureties satisfactory to the bank) in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim that may be made against the bank with respect to the certificate alleged to have been lost or destroyed.

      6.03 Transfer of Shares. Shares of stock shall be transferable only on the books of the bank by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the bank or its transfer agent of a certificate representing shares properly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the bank or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      6.04 Record Ownership Conclusive. The bank shall be entitled to treat the holder of record of any share or shares of stock in the bank as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law or by any stock purchase and redemption agreement to which the stock may be subject, if such agreement has been formally executed or accepted by the bank.

      6.05 Closing Transfer Books. The board of directors shall have the power to close the stock transfer books of the bank for a period not exceeding sixty
(60) days preceding the date of any meeting of the sole shareholder or the date for payment of any distribution by the bank (other than a distribution involving a purchase or redemption by the bank of any of its own shares) or a share dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect. In lieu of closing the stock transfer books, the board of directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of the sole shareholder, or the date for the payment of any distribution by the bank (other than a distribution involving a purchase or redemption by the bank of any of its own shares) or a share dividend, or the date for allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the sole shareholder entitled to notice of and to vote at any such meeting, or entitled to receive payment of any such distribution or share dividend, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of capital stock, and in such case only the sole shareholder of record on the date so fixed shall be entitled to such notice of and to vote at such meeting, or to receive payment of such distribution or share dividend, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the bank after any such record date fixed as herein provided.

                                   ARTICLE VII
                                OTHER PROVISIONS

      7.01 Distributions. The board of directors may authorize the bank, at any regular or special meeting of the directors, to make distributions and to declare share dividends subject to the provisions of the articles of association and the laws of the State of Texas. Such distribution may be in the form of cash or, in the case of share dividends, in shares of the bank. The authorization for distributions and share dividends shall be at the discretion of the board of directors.

      7.02 Reserves. Before payment of any distribution, the board of directors shall create and set aside funds and reserves as required by applicable law or as the directors from time to time and in their absolute discretion think proper to provide for contingencies or to equalize distributions or to repair or maintain any property of the bank, or for any other purpose they think beneficial to the bank. Subject to the requirements of applicable law, the directors may modify or abolish any such reserve or fund in the manner in which it was created.

      7.03 Records. The bank shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the sole shareholder and board of directors, and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar a shareholder roll, which shall give the name and address of and number of shares held by each shareholder.

      7.04 Fiscal Year. The fiscal year of the bank shall, unless otherwise fixed by resolution of the board of directors, be the calendar year.

      7.05 Seal. The bank's seal shall be in such form as may be prescribed by the board of directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. The seal need not be affixed to any document signed on behalf of the bank unless specifically required by resolution of the board of directors.

      7.06  Insurance.

            A. The bank may purchase and maintain insurance or other arrangement on behalf of any person who is or was a director, officer, employee or agent of the bank or who is or was serving at the request of the bank as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic bank, partnership, joint venture, sole proprietorship, trust, other enterprise, or employee benefit plan, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the bank would have the power to indemnify him against that liability under the articles of association or these bylaws. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the bank would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the bank. Without limiting the power of the bank to procure or maintain any kind of insurance or other arrangement, the bank may, for the benefit of persons indemnified by the bank:

                  (1)   create a trust fund;

                  (2)   establish any form of self-insurance; or

                  (3) establish a letter of credit, guaranty, or surety arrangement.

      The insurance or other arrangement may be procured, maintained, or established within the bank or with any other insurer or other person deemed appropriate by the board of directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the bank. In the absence of fraud, the judgment of the board of directors as to the terms and conditions of the insurance or other arrangement and the identify of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

      7.07 Transactions Between the Bank and an Officer, Director, or Shareholder. No contract or other transaction between the bank and any of its directors, officers or any bank or other organization in which any of them are directly or indirectly interested, shall be void or voidable solely by reason of the interest or relationship of such director or officer if:

                  (1) the material facts of the relationship or interest of each such director, officer or security holder are known or disclosed:

                        (a) to the board of directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

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

                        (b) to the sole shareholder and it nevertheless authorizes or ratifies the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes; or

                  (2) the contract or transaction is fair to the bank as of the time it is authorized or ratified by the board of directors, or the sole shareholder.

                                  ARTICLE VIII
                           AMENDMENT AND CONSTRUCTION

      8.01 Amendment. The board of directors shall have the power to alter, amend, or repeal these bylaws or adopt new bylaws, subject to the right of the sole shareholder to rescind any board action with regard to the bylaws at a regular meeting of the sole shareholder or at a special meeting of the sole shareholder called for such purpose.

      8.02 Severability. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable, the remainder of these bylaws shall be considered valid.

                                    Exhibit 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, HERRING BANK hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: April 1, 2009

                                        HERRING BANK

                                        By: /s/ Catana Gray
                                           ---------------------------
                                           Catana Gray
                                           Vice-President

                            [Consent Signature Page]

                                    Exhibit 7

                                  Herring Bank

                        Statement of Financial Condition

                                                                             ---
                                                                 Schedule RI  4
                                                                             ---

Consolidated Report of Income
for the period January 1, 2008 - June 30, 2008

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) Loans secured by real estate:
                                                                                            -----------------------
          (a) Loans secured by 1-4 family residential properties ........................   RIAD4435            943   1.a.(1)(a)
                                                                                            -----------------------
          (b) All other loans secured by real estate ....................................   RIAD4436          3,809   1.a.(1)(b)
                                                                                            -----------------------
      (2) Commercial and industrial loans ...............................................   RIAD4012          2,287   1.a.(2)
                                                                                            -----------------------
      (3) Loans to individuals for household, family, and other personal expenditures:
                                                                                            -----------------------
          (a) Credit cards ..............................................................   RIADB485             41   1.a.(3)(a)
                                                                                            -----------------------

          (b) Other (includes single payment, installment, all student loans, and           -----------------------
              revolving credit plans other than credit cards) ...........................   RIADB486            926   1.a.(3)(b)
                                                                                            -----------------------
      (4) Loans to foreign governments and official institutions ........................   RIAD4056              0   1.a.(4)
                                                                                            -----------------------
      (5) All other loans (1) ...........................................................   RIAD4058            896   1.a.(5)
                                                                                            -----------------------
      (6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through
          1.a.(5)) ......................................................................   RIAD4010          8,902   1.a.(6)
                                                                                            -----------------------
   b. Income from lease financing receivables ...........................................   RIAD4065            383   1.b.
                                                                                            -----------------------
   c. Interest income on balances due from depository institutions(2) ...................   RIAD4115              0   1.c.
                                                                                            -----------------------
   d. Interest and dividend income on securities:

      (1) U.S. Treasury securities and U.S. Government agency obligations (excluding        -----------------------
          mortgage-backed securities) ...................................................   RIADB488            320   1.d.(1)
                                                                                            -----------------------
      (2) Mortgage-backed securities ....................................................   RIADB489            518   1.d.(2)
                                                                                            -----------------------
      (3) All other securities (includes securities issued by states and political
          subdivisions in the U.S.) .....................................................   RIAD4060            230   1.d.(3)
                                                                                            -----------------------
   e. Interest income from trading assets ...............................................   RIAD4069              0   1.e.
                                                                                            -----------------------
   f. Interest income on federal funds sold and securities purchased under agreements
      to resell .........................................................................   RIAD4020            242   1.f.
                                                                                            -----------------------
   g. Other interest income .............................................................   RIAD4518             97   1.g.
                                                                                            -----------------------
   h. Total interest income (sum of items 1.a.(6) through 1.g) ..........................   RIAD4107         10,692   1.h.

2. Interest expense:                                                                        -----------------------
   a. Interest on deposits:

      (1) Transaction accounts (NOW accounts, ATS accounts, and telephone and               -----------------------
          preauthorized transfer accounts) ..............................................   RIAD4508            145   2.a.(1)
                                                                                            -----------------------
      (2) Nontransaction accounts:
                                                                                            -----------------------
          (a) Savings deposits (includes MMDAs) .........................................   RIAD0093            625   2.a.(2)(a)
                                                                                            -----------------------
          (b) Time deposits of $100,000 or more .........................................   RIADA517          1,219   2.a.(2)(b)
                                                                                            -----------------------
          (c) Time deposits of less than $100,000 .......................................   RIADA518          2,135   2.a.(2)(c)
                                                                                            -----------------------
   b. Expense of federal funds purchased and securities sold under agreements to
      repurchase ........................................................................   RIAD4180              0   2.b.
                                                                                            -----------------------
   c. Interest on trading liabilities and other borrowed money ..........................   RIAD4185             37   2.c.
                                                                                            -----------------------

----------
(1) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

(2) Includes interest income on time certificates of deposit not held for trading.

                                                                             ---
                                                                 Schedule RI  5
                                                                             ---

Schedule RI - Continued

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
   d. Interest on subordinated notes and debentures .....................................   RIAD4200              0   2.d.
                                                                                            -----------------------
   e. Total interest expense (sum of items 2.a through 2.d) .............................   RIAD4073          4,161   2.e.
                                                                                            -----------------------
3. Net interest income (item 1.h minus 2.e) .............................................   RIAD4074          6,531   3.
                                                                                            -----------------------
4. Provision for loan and lease losses ..................................................   RIAD4230            191   4.
                                                                                            -----------------------
5. Noninterest income:
                                                                                            -----------------------
   a. Income from fiduciary activities (1) ..............................................   RIAD4070            883   5.a.
                                                                                            -----------------------
   b. Service charges on deposit accounts ...............................................   RIAD4080          1,042   5.b.
                                                                                            -----------------------
   c. Trading revenue (2) ...............................................................   RIADA220              0   5.c.
                                                                                            -----------------------
   d.
                                                                                            -----------------------
      (1) Fees and commissions from securities brokerage ................................   RIADC886              0   5.d.(1)
                                                                                            -----------------------
      (2) Investment banking, advisory, and underwriting fees and commissions ...........   RIADC888              0   5.d.(2)
                                                                                            -----------------------
      (3) Fees and commissions from annuity sales .......................................   RIADC887              0   5.d.(3)
                                                                                            -----------------------
      (4) Underwriting income from insurance and reinsurance activities .................   RIADC386              0   5.d.(4)
                                                                                            -----------------------
      (5) Income from other insurance activities ........................................   RIADC387             17   5.d.(5)
                                                                                            -----------------------
   e. Venture capital revenue ...........................................................   RIADB491              0   5.e.
                                                                                            -----------------------
   f. Net servicing fees ................................................................   RIADB492              0   5.f.
                                                                                            -----------------------
   g. Net securitization income .........................................................   RIADB493              0   5.g.
                                                                                            -----------------------
   h. Not applicable
                                                                                            -----------------------
   i. Net gains (losses) on sales of loans and leases ...................................   RIAD5416            230   5.i.
                                                                                            -----------------------
   j. Net gains (losses) on sales of other real estate owned ............................   RIAD5415              0   5.j.
                                                                                            -----------------------
   k. Net gains (losses) on sales of other assets (excluding securities) ................   RIADB496             68   5.k.
                                                                                            -----------------------
   l. Other noninterest income (*) ......................................................   RIADB497            618   5.l.
                                                                                            -----------------------
   m. Total noninterest income (sum of items 5.a. through 5.l) ..........................   RIAD4079          2,858   5.m.
                                                                                            -----------------------
6.
                                                                                            -----------------------
   a. Realized gains (losses) on held-to-maturity securities ............................   RIAD3521              0   6.a.
                                                                                            -----------------------
   b. Realized gains (losses) on available-for-sale securities ..........................   RIAD3196              0   6.b.
                                                                                            -----------------------
7. Noninterest expense:
                                                                                            -----------------------
   a. Salaries and employee benefits ....................................................   RIAD4135          3,140   7.a.
                                                                                            -----------------------

   b. Expenses of premises and fixed assets (net of rental income) (excluding               -----------------------
      salaries and employee benefits and mortgage interest) .............................   RIAD4217            933   7.b.
                                                                                            -----------------------
   c.
                                                                                            -----------------------
      (1) Goodwill impairment losses ....................................................   RIADC216              0   7.c.(1)
                                                                                            -----------------------
      (2) Amortization expense and impairment losses for other intangible assets ........   RIADC232             12   7.c.(2)
                                                                                            -----------------------
   d. Other noninterest expense (*) .....................................................   RIAD4092          2,788   7.d.
                                                                                            -----------------------
   e. Total noninterest expense (sum of items 7.a. through 7.d) .........................   RIAD4093          6,873   7.e.
                                                                                            -----------------------

8. Income (loss) before income taxes and extraordinary items and other adjustments          -----------------------
   (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e.) ..............................   RIAD4301          2,325   8.
                                                                                            -----------------------
9. Applicable income taxes (on item 8) ..................................................   RIAD4302              0   9.
                                                                                            -----------------------
10. Income (loss) before extraordinary items and other adjustments (item 8 minus
    item 9) .............................................................................   RIAD4300          2,325   10.
                                                                                            -----------------------
11. Extraordinary items and other adjustments, net of income taxes (*) ..................   RIAD4320              0   11.
                                                                                            -----------------------
12. Net income (loss) (sum of items 10 and 11) ..........................................   RIAD4340          2,325   12.
                                                                                            -----------------------

----------
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a. must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c. must equal the sum of Memorandum items 8.a through 8.e.

(*) Describe on Schedule RI-E - Explanations

                                                                             ---
                                                                 Schedule RI  6
                                                                             ---

Schedule RI - Continued

Memoranda

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases
   acquired after August 7, 1986, that is not deductible for federal income tax             -----------------------
   purposes .............................................................................   RIAD4513             26   M.1.
                                                                                            -----------------------

2. Income from the sale and servicing of mutual funds and annuities (included in            -----------------------
   Schedule RI, item 8) .................................................................   RIAD8431              0   M.2.
                                                                                            -----------------------

3. Income on tax-exempt loans and leases to states and political subdivisions in the        -----------------------
   U.S. (included in Schedule RI, items 1.a and 1.b) ....................................   RIAD4313             64   M.3.
                                                                                            -----------------------

4. Income on tax-exempt securities issued by states and political subdivisions in the       -----------------------
   U.S. (included in Schedule RI, item 1.d.(3)) .........................................   RIAD4507            198   M.4.
                                                                                            -----------------------

5. Number of full-time equivalent employees at end of current period (round to              -----------------------
   nearest whole number) ................................................................   RIAD4150            137   M.5.
                                                                                            -----------------------
6. Memorandum item 6 is to be completed by:

   o banks with $300 million or more in total assets, and

   o banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item
     3) exceeding five percent of total loans. Interest and fee income on loans to
     finance agricultural production and other loans to farmers (included in                -----------------------
     Schedule RI, item 1.a.(5)) (1) .....................................................   RIAD4024            816   M.6.
                                                                                            -----------------------

7. If the reporting bank has restated its balance sheet as a result of applying push        -----------------------
   down accounting this calendar year, report the date of the bank's acquisition (2) ....   RIAD9106                  M.7.
                                                                                            -----------------------
8. Trading revenue (from cash instruments and derivative instruments) (sum of
   Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
                                                                                            -----------------------
   a. Interest rate exposures ...........................................................   RIAD8757            N/A   M.8.a.
                                                                                            -----------------------
   b. Foreign exchange exposures ........................................................   RIAD8758            N/A   M.8.b.
                                                                                            -----------------------
   c. Equity security and index exposures ...............................................   RIAD8759            N/A   M.8.c.
                                                                                            -----------------------
   d. Commodity and other exposures .....................................................   RIAD8760            N/A   M.8.d.
                                                                                            -----------------------
   e. Credit exposures ..................................................................   RIADF186            N/A   M.8.e.
                                                                                            -----------------------
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
                                                                                            -----------------------
   a. Net gains (losses) on credit derivatives held for trading .........................   RIADC889              0   M.9.a.
                                                                                            -----------------------
   b. Net gains (losses) on credit derivatives held for purposes other than trading .....   RIADC890              0   M.9.b.
                                                                                            -----------------------

10. To be completed by banks with $300 million or more in total assets: (1)                 -----------------------
    Credit losses on derivatives (see instructions) .....................................   RIADA251              0   M.10.
                                                                                            -----------------------

                                                                                            -----------------------
                                                                                                             Yes/No
-------------------------------------------------------------------------------------------------------------------
11. Does the reporting bank have a Subchapter S election in effect for federal
    income tax purposes for the current tax year? .......................................   RIADA530            YES   M.11.

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
    Memorandum item 12 is to be completed by banks that are required to complete
    Schedule RC-C, part I, Memorandum items 8.b and 8.c

12. Noncash income from negative amortization on closed-end loans secured by 1-4            -----------------------
    family residential properties (included in Schedule RI, item 1.a.(1)(a)) ............   RIADF228            N/A   M.12.
                                                                                            -----------------------

----------
(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2007, Report of Condition.

(2) For example, a bank acquired on March 1, 2008, would report 20080301.

                                                                             ---
                                                                 Schedule RI  7
                                                                             ---

Schedule RI - Continued

Memoranda (continued)

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
    Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.

13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
                                                                                            -----------------------
    a. Net gains (losses) on assets .....................................................   RIADF551            N/A   M.13.a.
                                                                                            -----------------------

       (1) Estimated net gains (losses) on loans attributable to changes in                 -----------------------
           instrument-specific credit risk ..............................................   RIADF552            N/A   M.13.a.(1)
                                                                                            -----------------------
    b. Net gains (losses) on liabilities ................................................   RIADF553            N/A   M.13.b.
                                                                                            -----------------------

       (1) Estimated net gains (losses) on liabilities attributable to changes in           -----------------------
           instrument-specific credit risk ..............................................   RIADF554            N/A   M.13.b.(1)
                                                                                            -----------------------

                                                                             ---
                                                                 Schedule RC  14
                                                                             ---

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2008

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands              Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
   ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                            -----------------------
   a. Noninterest-bearing balances and currency and coin (1) ............................   RCON0081         14,290   1.a.
                                                                                            -----------------------
   b. Interest-bearing balances (2) .....................................................   RCON0071              0   1.b.
                                                                                            -----------------------
2. Securities:
                                                                                            -----------------------
   a. Held-to-maturity securities (from Schedule RC-B, column A) ........................   RCON1754              0   2.a.
                                                                                            -----------------------
   b. Available-for-sale securities (from Schedule RC-B, column D) ......................   RCON1773         41,702   2.b.
                                                                                            -----------------------
3. Federal funds sold and securities purchased under agreements to resell:
                                                                                            -----------------------
   a. Federal funds sold ................................................................   RCONB987         14,500   3.a.
                                                                                            -----------------------
   b. Securities purchased under agreements to resell (3) ...............................   RCONB989              0   3.b.
                                                                                            -----------------------
4. Loans and lease financing receivables (from Schedule RC-C):
                                                                                            -----------------------
   a. Loans and leases held for sale ....................................................   RCON5369              0   4.a.
                                                                                            -----------------------
   b. Loans and leases, net of unearned income ..........................................   RCONB528        251,483   4.b.
                                                                                            -----------------------
   c. LESS: Allowance for loan and lease losses .........................................   RCON3123          3,152   4.c.
                                                                                            -----------------------
   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c) .......   RCONB529        248,331   4.d.
                                                                                            -----------------------
5. Trading assets (from Schedule RC-D) ..................................................   RCON3545              0   5.
                                                                                            -----------------------
6. Premises and fixed assets (including capitalized leases) .............................   RCON2145          4,071   6.
                                                                                            -----------------------
7. Other real estate owned (from Schedule RC-M) .........................................   RCON2150          1,872   7.
                                                                                            -----------------------
8. Investments in unconsolidated subsidiaries and associated companies (from
   Schedule RC-M) .......................................................................   RCON2130              0   8.
                                                                                            -----------------------
9. Not applicable

10. Intangible assets:
                                                                                            -----------------------
   a. Goodwill ..........................................................................   RCON3163            128   10.a.
                                                                                            -----------------------
   b. Other intangible assets (from Schedule RC-M) ......................................   RCON0426             60   10.b.
                                                                                            -----------------------
11. Other assets (from Schedule RC-F) ...................................................   RCON2160          8,291   11.
                                                                                            -----------------------
12. Total assets (sum of items 1 through 11) ............................................   RCON2170        333,245   12.
                                                                                            -----------------------

----------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements, regardless of maturity.

                                                                             ---
                                                                 Schedule RC  15
                                                                             ---

Schedule RC - Continued

                                                                                            -----------------------
                                                             Dollar Amounts in Thousands               Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
    LIABILITIES
13. Deposits:
                                                                                            -----------------------
   a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) .........   RCON2200        298,707   13.a.
                                                                                            -----------------------
      (1) Noninterest-bearing (1) .......................................................   RCON6631         63,720   13.a.(1)
                                                                                            -----------------------
      (2) Interest-bearing ..............................................................   RCON6636        234,987   13.a.(2)
                                                                                            -----------------------
   b. Not applicable

14. Federal funds purchased and securities sold under agreements to repurchase:
                                                                                            -----------------------
   a. Federal funds purchased (2) .......................................................   RCONB993              0   14.a.
                                                                                            -----------------------
   b. Securities sold under agreements to repurchase (3) ................................   RCONB995              0   14.b.
                                                                                            -----------------------
15. Trading liabilities (from Schedule RC-D) ............................................   RCON3548              0   15.
                                                                                            -----------------------

16. Other borrowed money (includes mortgage indebtedness and obligations                    -----------------------
    under capitalized leases) (from Schedule RC-M) ......................................   RCON3190          1,031   16.
                                                                                            -----------------------
17. Not applicable

18. Not applicable
                                                                                            -----------------------
19. Subordinated notes and debentures (4) ...............................................   RCON3200              0   19.
                                                                                            -----------------------
20. Other liabilities (from Schedule RC-G) ..............................................   RCON2930          3,438   20.
                                                                                            -----------------------
21. Total liabilities (sum of items 13 through 20) ......................................   RCON2948        303,176   21.
                                                                                            -----------------------
22. Minority interest in consolidated subsidiaries ......................................   RCON3000              0   22.
                                                                                            -----------------------
    EQUITY CAPITAL
                                                                                            -----------------------
23. Perpetual preferred stock and related surplus .......................................   RCON3838              0   23.
                                                                                            -----------------------
24. Common stock ........................................................................   RCON3230          1,000   24.
                                                                                            -----------------------
25. Surplus (exclude all surplus related to preferred stock) ............................   RCON3839         28,200   25.
                                                                                            -----------------------
26.
                                                                                            -----------------------
   a. Retained earnings .................................................................   RCON3632          2,553   26.a.
                                                                                            -----------------------
   b. Accumulated other comprehensive income (5) ........................................   RCONB530        (1,684)   26.b.
                                                                                            -----------------------
27. Other equity capital components (6) .................................................   RCONA130              0   27.
                                                                                            -----------------------
28. Total equity capital (sum of items 23 through 27) ...................................   RCON3210         30,069   28.
                                                                                            -----------------------
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22,
    and 28) .............................................................................   RCON3300        333,245   29.
                                                                                            -----------------------

Memorandum

To be reported with the March Report of Condition.

                                                                                            -----------------------
                                                                                                             Number
-------------------------------------------------------------------------------------------------------------------
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by
   independent external auditors as of any date during 2007 .............................   RCON6724            N/A   M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."

(3) Includes all securities repurchase agreements, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.